                                                                    EXHIBIT 99.4

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

            AT&T SERVICE PROVIDER MARKETS - SERVICE ORDER ATTACHMENT
                        AT&T INTERNET TRANSPORT SERVICES

CUSTOMER LEGAL NAME                                            AT&T Sales Contact Name
("CUSTOMER" ")                  AT&T Corp. ('AT&T')            Primary Contact
-----------------------------   ----------------------------   ---------------------------
Easylink Services Corporation   AT&T Corp.                     Name: J. Jason Mastromonaco

/S/ GRF                         /S/ MA

Date of Initial Execution of    Date of Initial Execution of   55 Corporate Drive
Agreement (by CUSTOMER)         Agreement (by AT&T)            Bridgewater, NJ 08807

18 July 05                      21 July 05

This Service Order Attachment is an Attachment to the Master Agreement between Customer and AT&T ("Agreement") and is an integral part of that Agreement. In the event of conflict among the documents, the order of priority shall be this Attachment, then the Master Agreement General Terms and Conditions.

AT&T Managed Internet Service ("MIS")                     AT&T Security Services

RENEWALS

        Check box if this is a renewal of existing Service Components and complete Schedule II.

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 2
SERVICE ORDER ATTACHMENT

1. THE SERVICE

A.   AT&T will provide the following Services to Customer under this Attachment:

          o    AT&T MANAGED INTERNET SERVICE
          o    AT&T SECURITY SERVICES

The service descriptions and other provisions relating to the Service will be as set forth in (i) any Statements of Work referencing this Attachment, (ii) this Attachment, (iii) the Agreement's general terms and conditions, and (iv) the appropriate sections of the Service Guide.

B. AT&T grants to Customer the non-exclusive right to resell the AT&T Managed Internet Services subject to the provisions of this Attachment. AT&T expressly reserves the right both to contract with others to resell the Service and to itself directly engage in the marketing and sale of the Service.

2. DEFINITIONS

Capitalized terms used but not defined in this Attachment are defined elsewhere in the Agreement.

A. "AT&T CPE" means equipment provided under this Attachment by AT&T or its suppliers and located on Customer's or an End User Customer's premises.

B. "CUSTOMER'S INITIAL SERVICE DATE" or "CISD" is the first day of the first full billing month for the first Service Component provided under this Attachment.

C. "EFFECTIVE DATE" is the date the Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment). on which the last party signs this Attachment.

D.   "END USER CUSTOMER" means a User to whom Customer resells the Services.

E.   "EQUIPMENT" means "AT&T CPE" and "PURCHASED EQUIPMENT."

F. "INITIAL SERVICE PERIOD" for each Service Component is the Service Period stated on the Pricing Schedule that is affixed to this Attachment. The Initial Service Period begins on the Service Activation Date of each Service Component and restarts upon upgrades to such Service Components.

G. "PURCHASED EQUIPMENT" means equipment sold under this Attachment by AT&T to Customer.

H. "SALES ORDER" for each Service Component details specific provisioning related information for an order and is completed after the signature of the Agreement, in consultation with Customer, during technical interviews. Subsequent Sales Orders are typically completed by the parties to effectuate additional Service Component orders. All Sales Orders shall be subject to the terms of this Agreement. Terms and conditions on any non-AT&T order form shall not apply.

I. "SCHEDULED SERVICE ACTIVATION DATE" for each Service Component is the date scheduled by AT&T for such Service Component to be activated, and is typically specified in a Sales Order.

J. "SERVICE" means collectively all of the Service Components Customer orders or makes use of under this Attachment, as more fully described in the Service Guide.

K. "SERVICE ACTIVATION DATE" for a Service Component, except as specified below, means the date the Service Component is activated, as more fully described in the Service Guide.

L. "SERVICE COMPONENT" refers to the individual portions of the Service ordered pursuant to this Attachment, as these components are more fully described in the Service Guide.

M. "Service Guide" consists of the standard AT&T service descriptions, pricing and other provisions, as revised by AT&T from time to time relating to Service offered under this Attachment. The Service Guide is located at http://www.att.com/abs/servicequide or such other address as AT&T may specify by posting or email notice.

N. "SERVICE PERIOD" for each Service Component consists of the Initial Service Period for such Service Component and

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 3
SERVICE ORDER ATTACHMENT

all applicable Renewal Periods for such Service Component (as described in Section 3B).

3. TERM, RENEWALS, AND BILLING

A.   All Service Components have an Initial Service Period of at least one year.

B. After the Initial Service Period, a Service Component shall continue in effect on a month-to-month basis. Customer may elect to renew for additional consecutive 1-year terms (each, a Renewal Period") with written notice. However, if the Initial Service Period (or Renewal Period) expires after the Attachment Term, upon expiration of the Initial Service Period (or Renewal Period) the Service Component will continue in effect on a month-to-month basis.

C. Unless otherwise specified on the Pricing Schedule, billing for any Service Component Customer orders will begin on the Service Activation Date of the Service Component. However, if by Customer's actions or omissions the Service Activation Date for a Service Component does not occur by the Scheduled Service Activation Date, billing will begin on the day after the Scheduled Service Activation Date for such Service Component.

4. TERMINATION

A. The term of this Attachment ("Attachment Term") shall begin on the CISD and continue for the period of time specified on the Pricing Schedule. However, after the Attachment Term, Service shall continue for individual Service Components until such Service Component is terminated as described in Section 3B.

B. Customer may terminate this Attachment and/or any Service Component during the Initial Service Period, or during any subsequent Renewal Period, by giving AT&T at least sixty (60) days' prior written notice and payment of any applicable Termination Charges set forth in this Attachment.

C. AT&T may discontinue providing the Service to the public (including Customer), upon 12 months written notice, or a Service Component, upon 120 days written notice D. AT&T may terminate this Attachment immediately upon written notice if Customer does not order a Service Component within ninety (90) days of the Effective Date of this Attachment.

E. If Customer fails to rectify a violation of AT&T's Acceptable Use Policy (the "AUP") within ten (10) days after receiving notice thereof from AT&T, then AT&T may terminate this Attachment or suspend Service, except that Service may be suspended without notice (i) in response to a court order or government demand, or (ii) if AT&T determines, in its reasonable discretion, that the violation is likely to cause AT&T to be in violation of law or expose AT&T to irreparable harm or cause harm to the integrity or normal operation of AT&T's network or AT&T's ability to provide services to other customers.

F. Upon termination of this Attachment and/or any Service Component by Customer or AT&T under this Section 4, or by AT&T under the Master Agreement, Customer will be responsible with respect to each terminated Service Component for payment of the following Termination Charges: (i) any access facilities termination charges and other third party charges incurred by AT&T due to such termination, and ii) a termination fee equal to 50% of the scheduled payments for each non-Local Access Service

Component, for each of the months remaining in the applicable Service Period.

5. RESPONSIBILITIES OF THE PARTIES

A. Customer, agrees to be bound by and shall assure that Users comply with AT&T's Acceptable Use Policy for the Service (the "AUP"). The AUP details the types of Customer and End User activities that are prohibited. The AUP may be revised from time to time, and is available for review at: http://www.business.att.com/policy.html, or at such other address as AT&T may specify by posting or email notice. If Customer wishes to be notified of any modifications to the AUP, Customer may visit such address and subscribe to the AUP modification notification service.

B. AT&T Security Services, such as Managed Firewall Services, are intended for use in conjunction with a single AT&T-approved Internet connection to Customer's network. AT&T only monitors Internet connections included in AT&T Security Services.

C. Except for IP addresses expressly registered in Customer's name, all IP addresses, AT&T-based domain names and telephone numbers shall remain, at all times, property of AT&T and shall be nontransferable and Customer shall have no right to use such IP addresses upon termination or expiration of this Attachment. Notwithstanding the foregoing: (i) AT&T agrees to allow Customer to use IP address block [*] until April 15, 2008; and (b) Customer agrees that it will use the IP addresses in sub-blocks [*] and [*] only until such time that Customer vacates AT&T's Bridgeton data center, which Customer estimates will be no later than June 30, 2006. D. AT&T will use reasonable commercial efforts in providing the Service. However, AT&T does not guarantee network security, or the integrity of any data which is sent, backed up, stored or subject to load balancing or that AT&T's security procedures will prevent the loss of, alteration of, or improper access to, Customer data and information.

E. AT&T will not provide support directly to, or interface with, any User. Customer is responsible for providing Tier 1 support for all End User Customers.

6. CUSTOMER'S RESALE RESPONSIBILITIES

A. AT&T will not provide support directly to nor interface with any End User. Customer is responsible for (i) selecting the Users that it permits to access each Service; (ii) implementing with End Users appropriate terms, conditions, and measures to ensure that all End Users comply with the terms and conditions of the Agreement; (iii) establishing its End Users' rights to access each Service; (iv) providing training, copying, installing and distributing any Software (and updates, if any) to End Users; and (v) billing and collecting any amounts Customer elects to charge its End Users in connection with such Service.

B. Customer is solely responsible for establishing the price plans according to which End User Customers will be billed; for determining the taxes and other charges that are to be billed to End User Customers; for remitting those taxes and other charges to the applicable authorities and for handling related disputes; and for collecting billed amounts from End User Customers. Customer assumes all risk of delinquent and uncollectible amounts billed to End User Customers.

C. Customer agrees that it will not knowingly market or sell the Service to End User Customers except for their own internal use.

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 4
SERVICE ORDER ATTACHMENT

D. Customer shall comply with all applicable requirements of federal, state and local laws, ordinances, administrative rules and regulations relating to Customer's performance of its obligations under this Agreement. Customer represents and warrants that it has obtained and shall maintain all relevant trade and regulatory authorizations, including those related to telecommunications matters and any authorizations by an authority that may be required to execute this Attachment and resell the Services to End User Customers.
E. Customer shall not use any materials referencing AT&T or the Service that have not been approved in writing by AT&T.

F. Customer may identify itself as a reseller of AT&T only to the End User Customers and only as expressly permitted in writing by AT&T and only with respect to the Service, and shall otherwise identify itself as an independent business. Neither AT&T nor Customer shall make any express or implied agreements, guarantees or representations, or incur any debt in the name of or on behalf of the other. AT&T's use of Customer to resell AT&T Service is not an implied endorsement of Customer's independent business or any service solution, and no such representation should be made.

7. LOCAL ACCESS

Customer is responsible for obtaining Local Access. "Local Access" refers to the connection between the Customer premises and the nearest AT&T point of presence and is required for the Service. Customer may choose to have AT&T provide the Local Access or to have the Local Access provided by another carrier. Local Access provided by AT&T under this Agreement may be used only for the Service. AT&T will not manage Local Access provided by another carrier, and AT&T will not be responsible for the availability of such Local Access. Customer will not be able to use the Service if Local Access is unavailable.

8. EQUIPMENT AND SOFTWARE

A. Equipment, if any, provided to Customer by AT&T for use in conjunction with the Service will be subject to the terms, conditions and licenses set forth in this Attachment and in the Service Guide.

B. If AT&T installs AT&T CPE on Customer's premises for the purpose of enabling AT&T to provide the Service to Customer, Customer will have no right, title or interest in such AT&T CPE. Customer shall keep the AT&T CPE free from all liens, charges, and encumbrances. Customer is liable for damage to or loss of AT&T CPE (including damage or loss caused by force majeure events) except to the extent caused by AT&T or its suppliers.

C. Title to and risk of loss of Purchased Equipment will pass to Customer as of the delivery date, upon which date, AT&T will have no further obligations of any kind (including without limitation operation and maintenance) with respect to that Purchased Equipment. AT&T retains a purchase money security interest in each item of Purchased Equipment until Customer pays for it in full; Customer appoints AT&T as Customer's agent to sign and file a financing statement to perfect AT&T's security interest.

D. All Purchased Equipment and Third Party Software provided under this Attachment is provided on an AS IS" basis, except that AT&T will pass through to Customer any warranties available from its Purchased Equipment and Third Party Software suppliers, to the extent that AT&T is permitted to do so under its contracts with those suppliers. If Purchased Equipment is manufactured by Cisco Systems, Inc., Customer must refer to the following URL regarding equipment warranty provisions: http://staqe.business.att.com/acs/equipment and materials ..doc and the following URL regarding associated software licensing provisions: http://staqe.business.att.com/acs/software license.doc. In addition, no maintenance, repair or other support is provided for Purchased Equipment or Third Party Software, except as expressly stated in the Service Guide or the terms and conditions provided with the Third Party Software, respectively.

9. DOMAIN NAME SYSTEM SERVICES

A. Customer may, from time to time, request AT&T to host its IP addresses or domain names or those of its End Customers ("Domain Names") in accordance with the terms and conditions set forth herein and at the following web site, which site may be revised from time to time: [https://mis-att.bus.att.com/mys/dns res terms.html]. AT&T may elect, in its sole discretion, to perform such service ("DNS Services"). AT&T does not provide a domain name registration service and shall not register Domain Names or submit applications for the registration of Domain Names. Customer is responsible for registration of its and its End User Customer's domain names and payment of any domain name registration fees.

B. Customer represents and warrants that(i) each Domain Name that Customer is requesting AT&T to host is owned by Customer or its subsidiary and (ii) each End User Customer Domain Name that Customer is requesting AT&T to host is owned by such End User Customer or a subsidiary of such End User Customer and (iii) each End User Customer has consented to the hosting of the End User Customer's Domain Names by AT&T and (iv) the requested Domain Names, and the use of such Domain Names, will not interfere with the rights of any third party, infringe upon any trademark, service mark or other personal, moral or property right. Customer shall indemnify AT&T against any and all claims against AT&T related to the DNS Services made available to End User Customers.

C. AT&T may elect to terminate or suspend its hosting of or provision of any DNS Services with respect to any or all of Customer's Domain Names immediately upon written notice if(i) a registration for any such Domain Name is denied, revoked or placed on "hold" or assigned to a third party; or (ii) AT&T receives or becomes aware of any complaints, conflicting claims, disputes or court orders regarding the Domain Name.

D. Except as provided herein, DNS Services are not available to third parties given access to any AT&T Service by Customer, regardless of whether such parties have purchased services from Customer. Customer may make DNS Services available to End User Customers only if such DNS Services are provided solely as part of a bundle with resold AT&T MIS Service. Provision of DNS Services to an End User Customer without resold AT&T MIS Service is a material breach of this Agreement.

E. THE DNS SERVICES ARE PROVIDED ON AN "AS IS" BASIS. IN NO EVENT SHALL AT&T BE LIABLE FOR PROVIDING, FAILING TO PROVIDE, OR THE PERFORMANCE OR THE FAILURE TO PERFORM OF THE DNS SERVICES.AT&T SHALL HAVE NO LIABILITY

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 5
SERVICE ORDER ATTACHMENT

WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, EVEN IF AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION APPLIES TO ALL CAUSES OR FORMS OF ACTION WHATSOEVER, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, INFRINGEMENT OF RIGHTS OF PRIVACY, INFRINGEMENT OF INTELLECTUAL PROPERTY OR OTHER INTANGIBLE RIGHTS, AND STRICT LIABILITY. WITHOUT LIMITING THE FOREGOING, AT&T DOES NOT MAKE ANY WARRANTIES REGARDING THE HOSTING OF ANY OF CUSTOMER'S OR END CUSTOMER'S IP ADDRESSES OR DOMAIN NAMES. AT&T SHALL NOT BE REQUIRED TO PARTICIPATE IN ANY DISPUTES RELATING TO THE APPLICATION OR THE REGISTRATION OF ANY DOMAIN NAME.

F. AT&T may elect to discontinue the provision of the DNS Services provided hereunder at any time upon at least thirty (30) days prior written notice to Customer.

G. Nothing in this Agreement provides Customer or End User Customer with any right, title, or interest in or to any intellectual property or other intangible property owned or licensed by AT&T.

10. PRICING

A. The pricing for the Service, including any discounts or discount plans, shown on the attached Pricing Schedule, is fixed for all Service Components ordered during the Attachment Term. After the Service Period, AT&T may elect at any time upon at least sixty (60) days prior written notice to Customer to revise the pricing.

B. The pricing for AT&T-provided Local Access, if applicable, is based among other things on the installation location selected by Customer and may change if the Customer selected installation location changes. Local Access charges do not include any required local access special construction costs, special build-out costs or other costs incurred by AT&T in connection with the local access loop. All such costs, if any, shall be Customer's responsibility.

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 6
SERVICE ORDER ATTACHMENT


                                   SCHEDULE I
                          AT&T MANAGED INTERNET SERVICE

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 7
SERVICE ORDER ATTACHMENT

[*]- TIERED SERVICE

A.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

B.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

C.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]

D.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]

[*]

E.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

F.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

G.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 8
SERVICE ORDER ATTACHMENT

H.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

I.    [*]

      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]
      [*]            [*]            [*]

J.    [*]

      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]

AT&T INTERNET TRANSPORT SERVICES                                          PAGE 9
SERVICE ORDER ATTACHMENT

K.    [*]

      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]

L.    [*]

      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]
      [*]            [*]            [*]            [*]

[*] - The Monthly Recurring Charge for [*]. The Monthly Recurring Charge [*].

[*]            [*]
[*]            [*]
[*]            [*]
[*]            [*]

AT&T INTERNET TRANSPORT SERVICES                                         PAGE 10
SERVICE ORDER ATTACHMENT

N. [*] -- the following [*]:

[*]         [*]
[*]         [*]            [*]            [*]

[*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]

[*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]

[*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]
[*]         [*]            [*]            [*]

* [*].

O.   TERM. The Attachment Term is one year. Term begins on the CISD.

P. MINIMUM ANNUAL REVENUE COMMITMENT. There is no separate Minimum Revenue Commitment for Services provided under this Attachment. CUSTOMER's Minimum Aggregate Revenue Commitment for all services purchased under the Agreement is set forth in the AT&T Network Connection Service Terms and Pricing Attachment to the Agreement.

AT&T INTERNET TRANSPORT SERVICES                                         PAGE 11
SERVICE ORDER ATTACHMENT

Additional Service Fees

MOVING FEES:

Re-installation of AT&T MIS at a New Location $1,000 per location.

Re-installation services performed outside of standard operating hours (8:00 a.m. to 5:00 p.m. Monday through Friday) $500 per location.

ADDITIONAL CHARGES: Additional one time charges may apply for services and support rendered in excess of what is provided in this Pricing Schedule. AT&T and the Customer will mutually agree upon these charges (minimum $100) before any such services or support is rendered.

SERVICE NOTES:

1. Installation Charges are a one-time charge due within 30 days of the ANAD for each Service.

2. OC-3 and OC-12 Installation costs will be provided to Customer on a case by case basis. Additional charges may apply for services or features not specified herein, including location changes and professional services.

3. The Local Access Installation means connection of the Customer's premise to the local access loop. Install charges for Local Access do not include special construction, special build-out costs, or any other costs incurred by AT&T in connection with installation of the local access loop. Such costs may be waived at the sole discretion of AT&T.

4. Access Facilities will be priced on an individual case basis by Customer's AT&T Representative from Customer's location to the point where service availability has been defined. Unless Customer purchases the MIS Local Access Combination, the Access Facilities are neither included nor billed under this Agreement. Service will be available at all AT&T and ACCUNET Points of Presence within the 48 contiguous states of the United States, Puerto Rico, and the U. S. Virgin Islands.

5. The features of the MIS Service and any of the available options are contained in the Service Guide.

6. With AT&T Burstable Service, Customer is able to burst to the full bandwidth of Customer's Service at any time. The monthly rate is based on sustained usage; however the minimum monthly rate Customer will be charged for is based on the lowest speed tier in the applicable Burstable table Customer is ordering from. AT&T will measure utilization at five minute intervals in each direction, leaving and entering the site. The level of utilization below which ninety-five percent (95%) of the samples fall is the sustained usage.

7. The MARO Redundant Link Burstable Pricing contained in Tables E and F is only to customers who order MARO and the MIS with Managed Router Option. The 56K pricing in Tables E and F is only applicable to customers who order MARO type 'MARO configuration 1' service. In general the Redundant Link Burstable Pricing is only applicable to the Redundant Link of Customer's MARO Service and is in effect solely during the periods when Customer's Primary Link is out of service. Please see the Service Guide for details.

8. If Customer orders the Flexible Bandwidth Billing Option, Customer's monthly charges are based on Customer's usage of the Service. Each month, Customer's usage consists of the following two components - (i) The Flexible Bandwidth Minimum Commitment Level Customer selects and (ii) any per Mbps Incremental Usage Fees which Customer incurs for Sustained Usage above Customer's Flexible Bandwidth Commitment Level in a given month. These charges are detailed in the applicable Flexible Bandwidth Billing Option table Customer is ordering from. AT&T will measure utilization at five minute intervals in each direction, leaving and entering the site. The level of utilization below which ninety-five percent (95%) of the samples fall is the Sustained Usage.

9. Options for the Managed Intrusion Detection Service include Managed Firewall Service ("MFWS"). This Option is available solely to MIS customers that lease their router from AT&T. The selected Service Period should be coterminous with the AT&T Managed Internet Service with which the MFWS Service is installed. Title to and all rights in any AT&T-provided software installed at Customer's facility under this Attachment shall remain with AT&T and no use rights of any kind are granted to Customer. Options also include Additional Primary or Secondary Domain Name Systems, Outbound Mail Relay Service, Redundant Configuration, Managed Tunneling (IPSec) and the MIS Global Option.

10. MARO is available through the AT&T Point of Presence nearest to each MIS Customer location and subsequently routed per AT&T's discretion. Any other routing arrangement requested by the Customer shall incur additional charges, which vary on a case by case basis. MARO is available for both MIS and MIS with Managed Router Customers.

11. The ATM Multiple PVC Option is available only for Tiered fractional T-3 or OC-x MIS ports. This option is not available in any burstable configuration. Also, for any customers who order the MIS w/Managed Router Option, the PVC which has the highest speed will be billed at the rate for the Managed Router Option, and all of the other PVC ports will be billed at the standard MIS port rate.

12. For Customer's who order the Diversity Option, AT&T will make reasonable efforts to honor specific Customer Backbone Node location requests, subject to the various capacity constraints at each of the Backbone Nodes.

13. For Customers who order the NBFS Service, Customer agrees to allow AT&T to interconnect Customer's internal packet network to AT&T via ordering such Service.

14.  N/A = Not Available

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AT&T INTERNET TRANSPORT SERVICES                                         PAGE 12
SERVICE ORDER ATTACHMENT